UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number: 811-04338

HERITAGE CAPITAL APPRECIATION TRUST

(Exact name of Registrant as Specified in Charter)

880 Carillon Parkway St. Petersburg, FL 33716
(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: (727) 573-3800

RICHARD K. RIESS, PRESIDENT

880 Carillon Parkway

St. Petersburg, FL 33716

(Name and Address of Agent for Service)

Copy to:

CLIFFORD J. ALEXANDER, ESQ.

Kirkpatrick & Lockhart Nicholson Graham LLP

1601 K Street, NW

Washington, D.C. 20006-1600

Date of fiscal year end: August 31

Date of reporting period: February 28, 2006

Item 1.	Reports to Shareholders

March 15, 2006

Dear Fellow Shareholders:

I am pleased to present you the Heritage Capital Appreciation Trust (the “Fund”) semiannual report for the six-month reporting period ended February 28, 2006. The table below shows the Fund’s Class A shares returns, the returns for the Fund’s benchmark index, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”)(a), and an additional index used for comparison, the Russell 1000® Growth Index(b), for the various periods ended February 28, 2006.

Average Annual Returns
As of February 28, 2006	6-month	1-year	5-years	10-years
Class A shares
With front-end sales charge	+4.17%	+10.47%	+0.87%	+10.99%
Without front-end sales charge	+9.36%	+15.98%	+1.86%	+11.53%
S&P 500 Index	+5.92%	+8.40%	+2.36%	+8.92%
Russell 1000 Growth Index	+5.10%	+9.47%	-0.94%	+6.35%

All of the returns include the effect of reinvested dividends and the deduction of Fund expenses. The 1-, 5-, and 10-year periods are annualized returns. Also, keep in mind that individuals cannot invest directly in any index, and index performance does not include transaction costs or other fees, which will affect actual investment performance. The performance numbers quoted above for Class A shares are shown with and without the imposition of a front-end or contingent deferred sales charge. The performance represents past performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Past performance does not guarantee future results and current performance information may be higher or lower than the performance data quoted. To obtain more current performance, please visit our website at www.HeritageFunds.com. In the following pages, the performance of the Fund is discussed in detail by the Fund’s portfolio managers. Please keep in mind that these views are not meant as investment advice and although some of the described portfolio holdings were viewed favorably, there is no guarantee the Fund will continue to hold these securities in the future.

Herbert E. Ehlers, Steven M. Barry, Gregory H. Ekizian and David G. Shell are principal executives of Goldman Sachs Asset Management, L.P. Growth Team and portfolio managers of the Fund. On behalf of Heritage, as we celebrate the Fund’s twenty year anniversary, I would like to take this opportunity to extend our gratitude to the Portfolio Management team and to recognize Mr. Herbert E. Ehlers for his service to all of us as shareholders for serving as a portfolio manager since the Fund’s inception on December 12, 1985.

I would like to take this opportunity to remind you that your investment in the Fund is subject to certain risks. For your convenience, we have included inside the back cover, a list of these risk factors and their detailed explanations from the prospectus dated January 3, 2006. In addition to risks, we ask that you please consider the investment objectives, charges and expenses of the Fund carefully. Please contact Heritage at (800) 421-4184 or your financial advisor for a prospectus, which contains this and other important information about the Fund.

Thank you for your support and confidence in the Heritage Capital Appreciation Trust.

Sincerely,

Stephen G. Hill

President

(a) The S&P 500 is an unmanaged index of 500 widely held stocks that are considered representative of the U.S. stock market.

(b) The Russell 1000® Growth Index is constructed to provide a comprehensive and unbiased barometer of the large-cap growth market. The Russell 1000® Growth Index measures the performance of those Russell 1000® Index securities with higher price-to-book ratios and higher forecasted growth values, representative of U.S. securities exhibiting growth characteristics.

In the following Q & A, the portfolio managers of the Heritage Capital Appreciation Trust (the “Fund”), discuss the Fund’s performance for the six-month period ended February 28, 2006. For performance returns, please see Stephen G. Hill’s letter on the prior page and the Financial Highlights located on page 11 of this report.

Portfolio Managers Discussion of Fund Performance Q&A

Q: What investment strategy was used for the Fund during the period?

A: During this period, the Heritage Capital Appreciation Trust reached its twenty year anniversary. The world has indeed changed since we began investing with our clients in 1985, but the basic tenets of successful long-term investing have not. We believe there are three key aspects to successful investing: anticipating the future growth rate of a business, placing an appropriate valuation on the business given its future prospects, and determining a suitable weighting of that particular investment within the context of a portfolio. This is simply said but difficult to execute. For example, take yourself back to 1985. Even if you correctly anticipated the tremendous growth of personal computers, would you have been able to select the companies that were the biggest beneficiaries of this growth? Would you have invested in Wang Laboratories or a computer retailer? As the industry evolved, would you have recognized the emerging market dominance of Microsoft? If you did recognize the opportunity but were uncertain about future earnings, would you have been scared off by the valuation? How would the emergence of the Internet change the equation? Without the benefit of hindsight, these were daunting questions for investors. There are equally daunting questions for investors today. The particulars about industry dynamics, products and services are different than they were 20 years ago, but the challenge is the same: Which companies have sustainability of growth and what is the price you should pay for those businesses to achieve good long-term investment returns? During this reporting period, we continue to manage the Fund with the same discipline that we have applied for the past 20 years. To reemphasize, in this period, we invested as we have in all periods: identifying high quality businesses, investing as if buyers of the business, and buying them at attractive valuations with a focus on the long-term horizon. We do not strategically weight the Fund’s sectors nor do we make top-down sector decisions when investing. The sector weights are a residual of bottom-up stock selection, which is a part of our investing process.

Q: Please describe the overall U.S. market environment and condition during this six-month reporting period?

A: The U.S. economy was generally strong during the reporting period, overcoming several challenges, including high oil prices, rising short-term interest rates and geopolitical issues. Given the economic expansion and concerns about rising inflation, the Federal Reserve Board (the “Fed”) continued to raise interest rates. After raising rates ten times from June 2004 through August 2005, the Fed increased its target for the federal funds rate in 0.25% increments four additional times over the reporting period. All told, the Fed’s 14 rate hikes have brought the target for the federal funds rate from 1.00% to 4.50%.

For the six-month period ended February 28, 2006, the U.S. stock market generated solid results, with the S&P 500 Index returning 5.92%. Looking at the market more closely, small-cap stocks outperformed their mid- and large-cap counterparts, with the Russell 2000®, Russell Midcap® and Russell 1000® Indexes returning 10.24%, 8.90%, and 6.20%, respectively. From an investment style perspective, value stocks outperformed growth stocks, with the Russell 3000® Value and Russell 3000® Growth Indexes returning 7.46% and 5.68%, respectively, over the reporting period.

Top performing sectors in the large-cap growth market as defined by the Russell 1000® Growth Index included Producer Goods & Services, Utilities, Cyclicals, and Financials. In contrast, Media stocks were weak, with underperformance mostly from companies related to the radio industry. After a strong two years, the Energy sector generated flatter returns as a warmer than expected winter kept heating bills down. The warmer weather also encouraged consumers to shop, which benefited retailers in the Consumer Discretionary sector. Unemployment levels continue to move lower, which may encourage the Fed to increase rates further in 2006.

Q: Would you give us some examples of how the Fund’s investment strategy was applied in the market environment and conditions described above?

A: Our strategy to be business buyers focused on high-quality growth businesses selling at attractive valuations benefited the Fund during the reporting period.

For example, holdings in the Energy sector of the Fund strongly outperformed the benchmark’s Energy sector, which was relatively flat. The Energy sector is not typically considered to be a classic “growth” sector, so it is not surprising that Energy-related companies have historically not played a prominent role in our investment strategy. This is because many Energy companies’ earnings are directly linked to the price of oil. The Fund’s holdings in Schlumberger Ltd and Baker Hughes Inc.; however, are not in the business of buying or selling oil. They are in the business of testing to determine the presence of oil. With oil reserves becoming harder to find and the size of new discoveries shrinking, it is likely that more oil wells will need to be drilled in order to meet global demand. For these companies, more oil wells translate into more testing services or more “tolls” collected. These are examples of companies with a competitive advantage, dominant market share, and a strong business franchise and, as such, fit our investment strategy.

Our strategy is also to have a long-term perspective. Two companies which benefited the portfolio and have been long-term holdings are Moody’s Corp. and McGraw-Hill Companies, Inc. These businesses meet our investment criteria as they operate in an industry environment that can be characterized as quasi-monopolistic or a “partnership-monopoly.” This is because most debt issuers tend to have at least two ratings, one from each agency. As a result, McGraw-Hill’s Standard & Poor’s unit and Moody’s rate approximately 90% of the debt issuance in the U.S. We believe their growth is sustainable because it is supported by favorable secular trends such as the globalization of capitalism, deregulation, and financial innovation.

Q: A number of securities in the Communications sector benefited the Fund’s performance during the period, could you provide more details?

A: Crown Castle International Corp. and American Tower Corporation, two wireless tower companies, both positively contributed to the Fund’s performance. Crown Castle International Corp. was up on the heels of an analyst upgrade. American Tower Corporation finalized its acquisition of SpectraSite Communications, Inc. and reported higher revenues during its latest quarter. Although the company reported a quarterly loss, the market understands that the loss is due to the non-cash depreciation expense inherent in owning and acquiring wireless towers. This benefits the company by reducing its current taxes and building operating leverage for future growth, as capital expenditures are largely fixed. In addition, the company recently paid down debt, a result of the free cash flow American Tower Corporation regularly generates on its balance sheet. The intrinsic value of these businesses continues to grow as demand for wireless communication increases. Expanding services include streaming media content delivered at broadband speeds.

Qualcomm, Inc. benefited the portfolio as its shares rose on the release of a positive earnings report. In its report, Qualcomm, Inc.’s earnings rose 37%, primarily driven by demand for next generation cell phones which use the company’s CDMA (code division multiple access) technology. The company boosted its sales outlook for its next quarter, as it believes increased shipments of next generation cell phones will continue to drive growth. During the period, Qualcomm Inc. was also upgraded by several analysts.

During the six-month reporting period, it was announced that Univision Communications, Inc. was considering a possible sale of the company and the stock reacted positively. We believe the 74 year old CEO, Jerry Perenchio, is looking at a sale for estate planning purposes. The company will soon cover the 2006 World Cup and the network will be included in the Nielsen television ratings. We particularly like the company for its dominance in the Hispanic television and radio broadcasting market as it continues to capitalize on the explosive growth of the Hispanic population in the U.S. Univision has gained ground in the coveted 18-34 age segment and higher ratings have enabled it to capture advertising dollars from competitors.

We do not strategically weight the Fund’s sectors nor do we make top-down sector decisions when investing. The sector weights are a residual of bottom-up stock selection, which is a part of our investing process. The fact that a number of the top performing securities held in the Fund during this reporting period were in the Communications sector is a residual result of our bottom-up investment strategy. Outside of the Communications sector there were several other securities that were top contributors to the Fund’s positive performance during the reporting period. For example, as mentioned earlier, Schlumberger Ltd. is a leading player in the oilfield service business, as the largest and most geographically diverse service company. One of the company’s business segments, Schlumberger Oilfield Services, supplies a range of technology services and solutions to the international petroleum industry. The company declared a two for one stock split and increased its dividend by nearly 20% during the period. In addition to this shareholder-friendly action, the company reported full-year earnings results that surpassed consensus expectations. Suncor Energy, Inc. is one of the fastest growing integrated oil companies, increasing production at a rate of over 10% a year. This oil company is characterized as non-conventional, since they primarily mine tar sands to get their oil versus conventional oil companies that use a traditional well-based method. As a result, Suncor Energy, Inc. discovery costs are relatively minimal, they are not subject to declines in the number of barrels that can be produced from a well, and they are not subject to exploration risk. While the conventional companies are dependent on an increasing oil price to grow earnings, we believe the oil sands companies’ earnings should grow substantially assuming flat oil prices. In the beginning of 2005, Suncor Energy, Inc. output was cut in half due to damage caused by a fire, but the company was able to recover quickly. The company finished 2005 strong, as output increased and its profits doubled during the fourth quarter.

Q: Would you describe the securities that negatively impacted the Fund’s performance during this reporting period? Did you sell out of these investments?

A: Westwood One, Inc. was disappointing during the reporting period as it lowered expectations for future growth of the business, consistent with the results of many companies in the radio industry. The combination of contracting profits and increasing expenses led to a host of analyst downgrades, which worked in accordance with the negative news to push the stock down. A decrease in our confidence in the business to increase its growth in the near future led us to significantly pare the Fund’s exposure to the stock toward the end of the period.

Cendant Corporation announced plans to break up the company into four parts and downwardly revised its earnings guidance for the fourth quarter of 2005 and full-year 2006, citing weakness in its travel area. The stock price fell sharply on the news. In terms of the restructuring, we think that it is to Cendant’s advantage to break up the company. Investors have not favored the conglomerate strategy and have thus penalized the company with a lagging stock price. It is possible that when the businesses become standalone entities, investors will focus more on their growth characteristics. We think that this move could elicit a more favorable investor reaction toward Cendant’s businesses versus the recent sentiment and have, therefore, maintained the Fund’s position.

Recently, Valassis Communications, Inc. filed an 8-K disclosing that the company has filed a lawsuit against News Corporation, alleging antitrust violations pursuant to the Sherman Act. We believe that this action by the company’s management is unlikely to accelerate a positive change in News Corporation’s market strategy and is indicative that resolution of the five-year long price/market share war is still not imminent. We trimmed the position toward the end of the period reflecting our decreased confidence in the company.

Stryker Corporation released an earnings report during the period that disappointed investors, driving its stock price down. An analyst downgrade also contributed to the negative performance. Investors have been concerned about pricing pressure from hospitals in the company’s orthopedic implant business. While this weighed on its stock, we believe the company is diversified and well equipped to produce strong growth in the current environment. In addition to orthopedic implants, which represent approximately 60% of revenues, its business is diversified by its MedSurg Products division, which represents about one third of sales. This division includes operating room equipment, endoscopy, medical beds, and stretchers. We believe Stryker Corporation should benefit from favorable demographics in a generally consolidated industry that has sticky market shares based on strong relationships with surgeons, and have therefore added to the Fund’s position.

While several businesses in the Media industry have not yet been recognized due to a sluggish radio advertising market, we are encouraged by the attractive valuations and enduring growth prospects we find in the area.

Entravision Communications Corporation suffered from the radio market’s persisting weakness and detracted from performance. Towards the end of the period, the stock began to rebound. The market reacted positively to its revenue growth, which surpassed expectations. The company signaled that growth should remain strong and accelerate into 2006, benefiting from the growing importance of the Hispanic language audience.

As part of our ongoing analysis of existing holdings, we try to distinguish if the cause of stock price fluctuations is due to short-term cyclical trends, misunderstandings by the market, or a change in the long-term fundamentals of the business. Generally, only the latter would cause us to consider selling out of a position, while fluctuation due to short-term cyclical trends might lead us to hold or add to a position on the weakness.

If a company continues to operate within our expectations (even if the stock price has declined significantly), we will continue to hold it if we believe that the true value of the business does not coincide with the current depressed stock price. We will base our decision on the long-term fundamentals of the business, which we determine using our investment criteria, as well as reward/risk opportunity. Throughout our team’s 25-year history, we have consistently applied the same sell discipline.

Once a holding is in the portfolio, we monitor the business and discuss the impact of new market and/or company-specific developments. Because we spend the majority of our time researching existing holdings, if a company’s stock goes down we are often aware of the situation and, in most cases, expect the price weakness. We will generally sell or trim a position for any of the following reasons:

•	If a company’s long-term fundamentals deteriorate or if we had initially assessed those fundamentals incorrectly.

•	When the price of a stock substantially exceeds what we deem to be the worth of the business.

•	If a holding grows beyond a weight with which we are comfortable from a risk management standpoint.

•	If the company is involved in an acquisition of a business in an unrelated industry.

Q: With the Fund having a focused portfolio, how do you manage risk?

A: We manage risk in three key ways: thorough knowledge of high-quality companies, a consistent investment style, and disciplined portfolio construction. Our ability to identify excellent companies, which we believe are strategically poised for long-term growth, is a key component of our risk management process. We perform rigorous fundamental research on each of our investments to ensure that we understand the risks and rewards. We define risk as related to the probability of a permanent loss of capital rather than the volatility of returns and we assess the real business worth of each company that meets our rigorous standards. Our research includes extensive visits with company managements as well as customers, competitors, and suppliers, in-depth balance sheet and income statement analysis, analysis of company and industry-specific risks and continual reassessment of the threats to portfolio holdings. Since we invest in high-quality growth companies whose stocks are attractively valued, we believe that we are inherently limiting our level of risk over the long-term.

The second component of risk management is a consistent investment style, which has remained the same since its inception. Our team approach to investment management helps ensure that we maintain our defined style. Our portfolio characteristics, which have remained consistent over time, reflect our adherence to the disciplined style.

The third component of risk management is disciplined portfolio construction. The Fund is managed by an experienced senior portfolio management team, rather than an individual. We actively monitor the individual stock, sector, and thematic exposure of our portfolios in order to adhere to the risk profile of the Fund.

The answers to the Q & A are provided by Herbert E. Ehlers, Steven M. Barry, Gregory H. Ekizian, and David G. Shell, the portfolio managers of your Fund. Mr. Ehlers serves as Chairman of the Goldman Sachs Asset Management, L.P. Growth Team and Messrs. Barry, Ekizian and Shell are Chief Investment Officers of Goldman Sachs Asset Management, the Fund’s subadvisor. Heritage Asset Management would like to again remind you that your investment in the Fund is subject to certain risks which for your convenience have been included in the inside back cover of this report. We hope that you found this information useful in understanding how your Fund performed during this reporting period and thank you for your continued confidence.

Heritage Capital Appreciation Trust

Investment Portfolio

February 28, 2006

(unaudited)

Shares		Value
Common Stocks—99.1% (a)
Advertising—2.1%
260,050	Lamar Advertising Company*	$13,267,751

Aerospace/Defense—0.4%
39,800	United Technologies Corporation	2,328,300

Beverages—3.9%
409,810	PepsiCo, Inc.	24,223,869

Biotechnology—0.2%
18,950	Amgen Inc.*	1,430,536

Broadcasting Services/Programs—0.9%
195,630	Clear Channel Communications, Inc.	5,536,329

Commercial Services—4.2%
507,868	Cendant Corporation	8,440,766
231,078	Moody’s Corporation	15,482,226
75,000	Valassis Communications, Inc.*	2,066,250

		25,989,242

Computers—2.0%
900,000	EMC Corporation*	12,618,000

Cosmetics/Personal Care—0.4%
46,450	Procter & Gamble Company	2,783,748

Diversified Manufacturer—0.4%
72,800	General Electric Company	2,392,936

Financial Services—8.5%
175,998	American Express Company	9,482,772
441,110	Freddie Mac	29,726,403
838,249	The Charles Schwab Corporation	13,588,016

		52,797,191

Food—1.1%
24,100	The Hershey Company	1,232,715
93,400	Wm. Wrigley Jr. Company	5,934,636

		7,167,351

Healthcare Products—2.0%
269,600	Stryker Corporation	12,460,912

Internet—2.8%
21,450	Google Inc., Class “A”*	7,778,199
293,700	Yahoo! Inc.*	9,416,022

		17,194,221

Shares		Value
Common Stocks (continued)
Leisure Time—1.4%
170,400	Carnival Corporation	$8,801,160

Lodging—5.6%
483,000	Harrah’s Entertainment, Inc.	34,737,360

Multimedia—9.3%
1,625,740	Entravision Communications Corporation, Class “A”*	12,079,248
553,440	The McGraw-Hill Companies, Inc.	29,382,131
247,300	The Walt Disney Company	6,921,927
238,729	Viacom Inc., Class “B”*	9,539,611

		57,922,917

Oil & Gas—4.5%
193,000	Chesapeake Energy Corporation	5,730,170
294,530	Suncor Energy Inc.	22,016,118

		27,746,288

Oil & Gas Services—9.9%
401,500	Baker Hughes Inc.	27,289,955
296,300	Schlumberger Ltd.	34,074,500

		61,364,455

Pharmaceuticals—6.5%
507,443	Caremark Rx, Inc.*	25,245,289
272,200	Medco Health Solutions, Inc.*	15,166,984

		40,412,273

Retail—5.7%
316,180	Lowe’s Companies, Inc.	21,557,152
50,950	McDonald’s Corporation	1,778,664
217,630	Target Corporation	11,839,072

		35,174,888

Savings & Loans—1.1%
99,740	Golden West Financial Corporation	7,084,532

Semiconductors—1.2%
79,900	Intel Corporation	1,645,940
165,500	Linear Technology Corporation	6,100,330

		7,746,270

Software—4.8%
623,848	First Data Corporation	28,154,260
56,950	Microsoft Corporation	1,531,955

		29,686,215

The accompanying notes are an integral part of the financial statements.

Heritage Capital Appreciation Trust

Investment Portfolio

February 28, 2006

(unaudited)

(continued)

Shares		Value
Common Stocks (continued)
Telecommunications—15.0%
448,750	American Tower Corporation, Class “A”*	$14,283,712
1,666,800	Crown Castle International Corp.*	52,254,181
565,850	QUALCOMM Inc.	26,713,778

		93,251,671

Television, Cable & Radio—5.2%
707,600	Univision Communications Inc., Class “A”*	23,669,220
765,025	Westwood One, Inc.	8,530,029

		32,199,249

Total Common Stocks (cost $453,699,530)		616,317,664

Repurchase Agreement—0.8% (a)
Repurchase Agreement with State Street Bank and Trust Company, dated February 28, 2006 @4.40% to be repurchased at $4,731,578 on March 1, 2006, collateralized by $4,755,000 United States Treasury Notes, 4.75% due November 15, 2008, (market value $4,829,428 including interest) (cost $4,731,000)		4,731,000

Total Investment Portfolio (cost $458,430,530) (b), 99.9% (a)		621,048,664
Other Assets and Liabilities, net, 0.1% (a)		859,399

Net Assets, 100.0%		$621,908,063

*	Non-income producing security.
(a)	Percentages indicated are based on net assets.
(b)	The aggregate identified cost for federal income tax purposes is the same. Market value includes net unrealized appreciation of $162,618,134 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $176,761,733 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $14,143,599.

Sector Allocation as of

February 28, 2006 (% of net assets)

Communications	34.9%
Consumer, Non-Cyclical	18.3%
Energy	14.3%
Consumer, Cyclical	12.7%
Financial	9.6%
Technology .	8.3%
Cash/Other	1.9%

Total	100.0%

Beginning with the Fund’s fiscal quarter ended November 30, 2004, the Fund began filing its complete schedule of portfolio holdings with the Securities Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q; the Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov; and the Fund’s Form N-Q filings may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The accompanying notes are an integral part of the financial statements.

Heritage Capital Appreciation Trust

Understanding Your Fund’s Expenses

(unaudited)

Understanding Your Fund’s Expenses

As a mutual fund investor, you pay two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (2) ongoing costs, such as management fees; distribution (12b-1) fees; and other expenses. Using the tables below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect one-time transaction expenses, such as sales charges (loads) and redemption fees. Therefore, if these transactional costs were included, your costs would have been higher. For more information, see your Fund’s prospectus or contact your financial advisor.

Review Your Fund’s Actual Expenses

The table below shows the actual expenses you would have paid on a $1,000 investment in Heritage Capital Appreciation Trust on September 1, 2005 and held through February 28, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns after ongoing expenses. This table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Actual	Beginning Account Value September 1, 2005	Ending Account Value February 28, 2006	Expenses Paid During Period*
Class A	$1,000.00	$1,093.60	$6.23
Class B	$1,000.00	$1,087.70	$10.10
Class C	$1,000.00	$1,087.30	$10.10

Hypothetical Example for Comparison Purposes

All mutual funds now follow guidelines to assist shareholders in comparing expenses between different funds. Per these guidelines, the table below shows your Fund’s expenses based on a $1,000 investment and assuming for the period a hypothetical 5% rate of return before ongoing expenses, which is not the Fund’s actual return. Please note that you should not use this information to estimate your actual ending account balance and expenses paid during the period. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the Fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison.

Hypothetical (5% return before expenses)	Beginning Account Value September 1, 2005	Ending Account Value February 28, 2006	Expenses Paid During Period*
Class A	$1,000.00	$1,018.85	$6.00
Class B	$1,000.00	$1,015.11	$9.75
Class C	$1,000.00	$1,015.12	$9.75

*	Expenses are calculated using the Fund’s annualized expense ratios for Class A (1.20%), Class B (1.95%) and Class C (1.95%) shares, multiplied by the average account value for the period, then multiplying the result by the actual number of days in the period (181); and then dividing that result by the actual number of days in the fiscal year (365).

The accompanying notes are an integral part of the financial statements.

Heritage Capital Appreciation Trust

Statement of Assets and Liabilities

February 28, 2006

(unaudited)

Assets
Investments, at value (identified cost $453,699,530)		$616,317,664
Repurchase agreement (identified cost $4,731,000)		4,731,000
Cash		565
Receivables:
Investments sold		1,835,623
Fund shares sold		4,441,937
Dividends and interest		416,388
Deferred state qualification expenses		52,799
Prepaid insurance		869

Total assets		$627,796,845

Liabilities
Payables:
Investments purchased	$2,583,694
Fund shares redeemed	2,404,139
Other payable	90,305
Accrued management fee	356,616
Accrued distribution fee	235,199
Accrued shareholder servicing fee	127,086
Accrued fund accounting fee	8,200
Other accrued expenses	83,543

Total liabilities		5,888,782

Net assets, at market value		$621,908,063

Net Assets
Net assets consist of:
Paid-in capital		$475,342,312
Accumulated net investment loss		(1,297,644)
Accumulated net realized loss		(14,754,739)
Net unrealized appreciation on investments		162,618,134

Net assets, at market value		$621,908,063

Class A shares
Net asset value and redemption price per share ($421,280,225 divided by 14,656,601 shares of beneficial interest outstanding, no par value)		$28.74

Maximum offering price per share (100/95.25 of $28.74)		$30.17

Class B shares
Net asset value, offering price and redemption price per share ($47,233,228 divided by 1,787,344 shares of beneficial interest outstanding, no par value)		$26.43

Class C shares
Net asset value, offering price and redemption price per share ($153,394,610 divided by 5,807,250 shares of beneficial interest outstanding, no par value)		$26.41

The accompanying notes are an integral part of the financial statements.

Heritage Capital Appreciation Trust

Statement of Operations

For the Six-Month Period Ended February 28, 2006

(unaudited)

Investment Income
Income:
Gross Dividends		$2,303,925
Foreign withholding tax		(2,122)

Net Dividends		2,301,803
Interest		299,124

Total income		2,600,927
Expenses:
Management fee	$2,037,819
Distribution fee (Class A)	466,557
Distribution fee (Class B)	194,086
Distribution fee (Class C)	656,778
Shareholder servicing fees	329,133
Professional fees	55,029
State qualification expenses	47,679
Fund accounting fee	42,308
Reports to shareholders	25,520
Custodian fee	13,701
Trustees’ fees and expenses	11,901
Insurance	9,358
Federal registration expense	2,228
Other	6,474

Total expenses		3,898,571

Net investment loss		(1,297,644)

Realized and Unrealized Gain on Investments
Net realized gain from investment transactions		2,624,223
Unrealized appreciation of investments during the period		55,295,547

Net gain on investments		57,919,770

Net increase in net assets resulting from operations		$56,622,126

Statement of Changes in Net Assets

	For the Six-Month Period Ended February 28, 2006 (unaudited)	For the Fiscal Year Ended August 31, 2005
Increase in net assets:
Operations:
Net investment loss	$(1,297,644)	$(1,079,520)
Net realized gain from investment transactions	2,624,223	14,387,412
Unrealized appreciation of investments during the period	55,295,547	56,316,041

Net increase in net assets resulting from operations	56,622,126	69,623,933
Increase in net assets from Fund share transactions	20,277,029	8,004,862

Increase in net assets	76,899,155	77,628,795
Net assets, beginning of period	545,008,908	467,380,113

Net assets, end of period	$621,908,063	$545,008,908

The accompanying notes are an integral part of the financial statements.

Heritage Capital Appreciation Trust

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Class A Shares							Class B Shares							Class C Shares
	For the Six-Month Period Ended February 28, 2006* (unaudited)		For the Fiscal Years Ended August 31					For the Six-Month Period Ended February 28, 2006* (unaudited)		For the Fiscal Years Ended August 31					For the Six-Month Period Ended February 28, 2006* (unaudited)		For the Fiscal Years Ended August 31
			2005*	2004	2003	2002	2001			2005*	2004	2003	2002	2001			2005*	2004	2003	2002	2001
Net asset value, beginning of period	$26.28		$22.85	$21.82	$18.26	$23.61	$32.41	$24.30		$21.28	$20.47	$17.25	$22.47	$31.20	$24.29		$21.27	$20.46	$17.25	$22.46	$31.19

Income from Investment Operations:
Net investment loss	(0.03)		—	(0.08)	(0.12)	(0.17)	(0.16)	(0.12)		(0.17)	(0.26)	(0.24)	(0.n31)	(0.29)	(0.12)		(0.17)	(0.24)	(0.21)	(0.30)	(0.29)
Net realized and unrealized gain (loss) on investments	2.49		3.43	1.11	3.68	(5.18)	(5.44)	2.25		3.19	1.07	3.46	(4.91)	(5.24)	2.24		3.19	1.05	3.42	(4.91)	(5.24)

Total from Investment Operations	2.46		3.43	1.03	3.56	(5.35)	(5.60)	2.13		3.02	0.81	3.22	(5.22)	(5.53)	2.12		3.02	0.81	3.21	(5.21)	(5.53)

Less Distributions:
Distributions from net realized gains	—		—	—	—	—	(3.20)	—		—	—	—	—	(3.20)	—		—	—	—	—	(3.20)

Net asset value, end of period	$28.74		$26.28	$22.85	$21.82	$18.26	$23.61	$26.43		$24.30	$21.28	$20.47	$17.25	$22.47	$26.41		$24.29	$21.27	$20.46	$17.25	$22.46

Total Return (%) (a)	9.36	(b)	15.01	4.72	19.50	(22.66)	(18.48)	8.77	(b)	14.19	3.96	18.67	(23.23)	(19.01)	8.73	(b)	14.20	3.96	18.61	(23.20)	(19.02)

Ratios and Supplemental Data
Expenses to average daily net assets (%)	1.20	(c)	1.18	1.19	1.26	1.23	1.22	1.95	(c)	1.93	1.94	1.97	1.93	1.91	1.95	(c)	1.93	1.94	1.97	1.93	1.91
Net investment income (loss) to average daily net assets (%)	(0.24	)(c)	0.01	(0.39)	(0.66)	(0.80)	(0.68)	(1.00	)(c)	(0.73)	(1.15)	(1.37)	(1.50)	(1.36)	(0.99	)(c)	(0.73)	(1.14)	(1.37)	(1.50)	(1.37)
Portfolio turnover rate (%)	30		42	27	22	31	28	30		42	27	22	31	28	30		42	27	22	31	28
Net assets, end of period ($ millions)	421		391	321	248	197	233	47		34	36	37	32	42	153		120	111	96	67	78

*	Per share amounts have been calculated using the monthly average share method.
(a)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(b)	Not annualized.
(c)	Annualized.

The accompanying notes are an integral part of the financial statements.

Heritage Capital Appreciation Trust

Notes to Financial Statements

(unaudited)

Note 1:	Significant Accounting Policies. Heritage Capital Appreciation Trust (the “Fund”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund seeks to achieve capital appreciation over the long term by investing principally in common stock. The Fund currently offers Class A, Class C, Class I, Class R-3 and Class R-5 shares to the public. Class A shares are sold subject to a maximum sales charge of 4.75% of the amount invested payable at the time of purchase. Class A share investments greater than $1 million, where a maximum sales charge is waived, may be subject to a maximum contingent deferred sales charge of 1% upon redemptions made in less than 18 months of purchase. Effective February 1, 2004, Class B shares were not available for direct purchase. Class B shares will continue to be available through exchanges and dividend reinvestments as described in the Fund’s prospectus. Class B shares were sold and are still subject to a 5% maximum contingent deferred sales charge (based on the lower of original purchase cost or the current market value), declining over a six-year period. Class C shares are sold subject to a contingent deferred sales charge of 1% of the lower of net asset value or purchase price payable upon any redemptions made in less than one year of purchase. Class I, Class R-3 and Class R-5 shares are each sold without a front-end sales charge or a contingent deferred sales charge. As of the six-month period ended, February 28, 2006, there were no shares issued in Class I, Class R-3 and Class R-5. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates and those differences could be material. The following is a summary of significant accounting policies:

Security Valuation: The Fund values investment securities at market value based on the last quoted sales price as reported by the principal securities exchange on which the security is traded. If the security is traded on the Nasdaq Stock Market, the official NASDAQ closing price is used. If no sale is reported, market value is based on the most recent quoted bid price and in the absence of a market quote, when prices are not reflective of market value, or when a significant event has been recognized with respect to a security, securities are valued using such methods as the Board of Trustees believes would reflect fair market value. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value.

Repurchase Agreements: The Fund enters into repurchase agreements whereby the Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount of at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Federal Income Taxes: The Fund is treated as a single corporate taxpayer as provided for in the Tax Reform Act of 1986, as amended. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision has been made for federal income and excise taxes.

Distribution of Income and Gains: Distributions of net investment income are made annually. Net realized gains from investment transactions during any particular year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to the Fund, will be distributed to shareholders in the following fiscal year. The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Heritage Capital Appreciation Trust

Notes to Financial Statements

(unaudited)

(continued)

Expenses: The Fund is charged for those expenses that are directly attributable to it, while other expenses are allocated proportionately among the Heritage mutual funds based upon methods approved by the Board of Trustees. Expenses that are directly attributable to a specific class of shares, such as distribution fees, are charged directly to that class. Other expenses of the Fund are allocated to each class of shares based upon their relative percentage of net assets.

Other: Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

In the normal course of business the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2:	Fund Shares. At February 28, 2006, there were an unlimited number of shares of beneficial interest of no par value authorized.

Transactions in Class A, B and C shares of the Fund during the six-month period ended February 28, 2006, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold/exchanged	1,769,887	$48,759,576	24,181	$613,166	308,947	$7,831,671
Shares issued in connection with Fund reorganization (Note 6)	1,560,231	34,766,731	597,804	19,773,657	1,229,606	27,580,231
Shares redeemed	(3,561,113)	(96,163,725)	(229,247)	(5,917,545)	(665,059)	(16,966,733)

Net increase (decrease)	(230,995)	$(12,637,418)	392,738	$14,469,278	873,494	$18,445,169

Shares outstanding:
Beginning of period	14,887,596		1,394,606		4,933,756

End of period	14,656,601		1,787,344		5,807,250

Transactions in Class A, B and C shares of the Fund during the fiscal year ended August 31, 2005, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold/exchanged	5,385,111	$134,143,321	72,931	$1,676,932	1,001,103	$22,958,467
Shares redeemed	(4,526,811)	(112,988,671)	(356,598)	(8,190,679)	(1,290,641)	(29,594,508)

Net increase (decrease)	858,300	$21,154,650	(283,667)	$(6,513,747)	(289,538)	$(6,636,041)

Shares outstanding:
Beginning of fiscal year	14,029,296		1,678,273		5,223,294

End of fiscal year	14,887,596		1,394,606		4,933,756

Heritage Capital Appreciation Trust

Notes to Financial Statements

(unaudited)

(continued)

A redemption fee of 2% of the value of shares sold is imposed on fund shares sold (by redemption or exchange to another Heritage mutual fund) within seven (7) calendar days of their acquisition by purchase or exchange. For the six-month period ended February 28, 2006, the Fund received $2,250 in redemption fees to offset the costs and market impact associated with short-term money movements.

Note 3:	Purchases and Sales of Securities. For the six-month period ended February 28, 2006, purchases and sales of investment securities (excluding repurchase agreements and short-term obligations) aggregated $197,839,125 and $161,767,284, respectively.

Note 4:	Management, Subadvisory, Distribution, Shareholder Servicing Agent, Fund Accounting and Trustee Fees. Under the Fund’s Investment Advisory and Administration Agreement with Heritage Asset Management, Inc. (the “Manager” or “Heritage”), the Fund agrees to pay to the Manager a fee equal to an annualized rate of 0.75% of the Fund’s first $1 billion average daily net assets and 0.70% of the average daily net assets over $1 billion, computed daily and payable monthly. The Manager has contractually agreed to waive its management fee and/or reimburse the Fund to the extent that each class of shares annual operating expenses exceed the average daily net assets attributable to that class for the fiscal year ending August 31, 2006 as follows:

Share Class	Maximum Annual Operating Expense
Class A	1.60%
Class B	2.10%
Class C	2.10%
Class I	1.35%
Class R-3	1.85%
Class R-5	1.35%

No fees were waived and no expenses were reimbursed for the six-month period ended February 28, 2006.

The Manager entered into a subadvisory agreement with Goldman Sachs Asset Management, L.P. (the “Subadviser”) to provide to the Fund investment advice, portfolio management services (including the placement of brokerage orders) and certain compliance and other services for an annualized fee payable by the Manager. Eagle Asset Management, Inc. (“Eagle”), a wholly owned subsidiary of Raymond James Financial, Inc. (“RJF”), serves as an additional subadviser to the Fund. However, the Manager currently has not allocated any assets of the Fund to Eagle.

Pursuant to the Distribution Plans adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended, the Fund is authorized to pay the Raymond James & Associates, Inc. (the “Distributor”) an annualized fee, accrued daily and payable monthly, of the average daily net assets as follows:

Share Class	Annualized Fee
Class A	0.25%
Class B	1.00%
Class C	1.00%
Class I	—
Class R-3	0.50%
Class R-5	—

Heritage Capital Appreciation Trust

Notes to Financial Statements

(unaudited)

(continued)

Class B shares will convert to Class A shares eight years after the end of the calendar month in which the shareholder’s order to purchase was accepted. The Manager, Distributor, Fund Accountant and Shareholder Servicing Agent are all wholly owned subsidiaries of RJF.

The Distributor has advised the Fund that it generated $97,369 in front-end sales charges for Class A shares, $38,032 in contingent deferred sales charges for Class B shares and $4,773 in contingent deferred sales charges for Class C shares for the six-month period ended February 28, 2006. From these fees, the Distributor paid commissions to salespersons and incurred other distribution costs.

The Manager is also the Shareholder Servicing Agent and Fund Accountant for the Fund. For providing Shareholder Servicing, the Manager receives payment from the Fund at a fixed fee per account plus any out-of-pocket expenses. For providing Fund Accounting Services, the Manager receives payment from the Fund at a fixed fee per fund, a fixed fee per class and any out-of-pocket expenses.

Trustees of the Fund also serve as Trustees for Heritage Cash Trust, Heritage Growth and Income Trust, Heritage Income Trust and Heritage Series Trust, all of which are investment companies that are also advised by the Manager of the Fund (collectively referred to as the “Heritage Mutual Funds”). Each Trustee of the Heritage Mutual Funds who is not an employee of the Manager or employee of an affiliate of the Manager receives an annual fee of $23,000 and an additional fee of $3,000 for each combined quarterly meeting of the Heritage Mutual Funds attended. In addition, each independent Trustee that serves on the Audit Committee or Compliance Committee will receive $1,000 for attendance at their respective meeting (in person or telephonic). In addition to meeting fees, the Lead Independent Trustee will receive an annual retainer of $2,500, the Compliance Committee Chair will receive an annual retainer of $3,000, and the Audit Committee Chair will receive an annual retainer of $3,500. Trustees’ fees and expenses are paid equally by each portfolio in the Heritage Mutual Funds.

Note 5:	Federal Income Taxes. For the fiscal year ended August 31, 2005, to reflect reclassifications arising from permanent book/tax differences attributable to a net operating loss, the Fund increased (credited) accumulated net investment loss and decreased (debited) paid in capital $1,079,520. As of August 31, 2005, the Fund had net tax basis capital loss carryforwards in the aggregate of $14,754,677 which may be applied to any net taxable capital gain until their expiration date of 2011. Capital loss carryforwards of $13,910,622 were utilized in the fiscal year ended August 31, 2005.

As of August 31, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$—
Accumulated Capital Losses	$(14,754,677)
Tax Basis Net Unrealized Appreciation	$104,698,302

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales.

Note 6:	Fund Reorganization. On December 23, 2005, the Heritage Capital Appreciation Trust acquired all the net assets of the Heritage Series Trust - Growth Equity Fund pursuant to a plan of reorganization approved by Growth Equity Fund shareholders on December 20, 2005. The reorganization was accomplished by a tax-free exchange of 3,387,641 shares of Capital Appreciation Trust for 3,299,612 shares of Growth Equity Fund outstanding on December 23, 2005. Growth Equity Fund’s net assets at that date, $90,435,785, including $8,306,571 unrealized appreciation, were combined with those of Capital Appreciation Trust. The aggregate net assets of Capital Appreciation Trust immediately before the acquisition were $521,500,895. The combined net assets of Capital Appreciation Trust immediately after the acquisition were $611,936,680.

The greatest risk of investing in this Fund is that you could lose money. The fund invests primarily in common stocks whose values increase and decrease in response to the activities of the companies that issued such stocks, general market conditions and/or economic conditions. As a result, the Fund’s net asset value also increases and decreases. Investments in the Fund are subject to the following primary risks:

•	Stock Market Risk. The value of a fund’s stock holdings may decline in price because of changes in prices of its holdings or a broad stock market decline. These fluctuations could be a sustained trend or a drastic movement. The stock markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

•	Growth Stock Risk. Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, investors may punish the prices of stocks excessively, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

•	Mid-Cap Companies Risk. Investments in medium-capitalization companies generally involve greater risks than investing in larger, more established companies. Mid-cap companies often have narrower commercial markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a fund’s portfolio. Generally, the smaller the company size, the greater these risks. Additionally, mid-cap companies may have less market liquidity than large-cap companies.

•	Small-Cap Companies Risk. Investments in small-cap companies generally involves greater risk than investing in mid- or large-capitalization companies. Small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a fund’s portfolio. Generally, the smaller the company size, the greater these risks. Additionally, small-cap companies may have less market liquidity than mid-cap companies and large-cap companies.

•	Focused Holdings Risk. Funds that normally hold a core portfolio of stocks of fewer companies than other greater diversified funds, the increase or decrease of the value of a single stock may have a greater impact on the fund’s net asset value and total return.

Item 2.	Code of Ethics

Not applicable to semi-annual reports.

Item 3.	Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4.	Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5.	Audit Committee of Listed Registrants

Not applicable to the registrant.

Item 6.	Schedule of Investments

Included as part of report to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the Nominating Committee Charter, which sets forth procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees, since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures

(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act), the Principal Executive Officer and Principal Financial Officer of Heritage Capital Appreciation Trust have concluded that such disclosure controls and procedures are effective as of April 27, 2006.

(b)	There was no change in the internal controls over financial reporting (as defined in Rule 30a-3(d) of Heritage Capital Appreciation Trust that occurred during the second fiscal quarter that has materially affected or is reasonably likely to materially affect, its internal control over financial reporting.

Item 12.	Exhibits

(a	)(1)	Not applicable to semi-annual reports.

(a	)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.CERT.

(a	)(3)	Not applicable to the registrant.

(b	)	The certification required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HERITAGE CAPITAL APPRECIATION TRUST

Date: April 27, 2006

/s/ K.C. Clark
K.C. Clark
Executive Vice President and Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: April 27, 2006

/s/ K.C. Clark
K.C. Clark
Executive Vice President and Principal Executive Officer

Date: April 27, 2006

/s/ Andrea N. Mullins
Andrea N. Mullins
Principal Financial Officer